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                                                                   EXHIBIT 23.1



                         CONSENT OF ERNST & YOUNG LLP



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 6, 1998 (except Note 13, as to which the date is September 15, 1998) in Amendment 2 to the Registration Statement (Form S-4 No. 333-63643) and the related Prospectus of Classic Cable, Inc.



                                                  /s/ ERNST & YOUNG LLP


Austin, Texas
December 23, 1998